Investor Presentation

September 30, 2025

California BanCorp | California Bank of Commerce

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, and expectations regarding the adequacy of reserves for credit losses, as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines; and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission ("SEC") and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is the world's 4th largest economy and the largest banking market in the U.S.[1]
- Bank's footprint covers the best small to middle-market business banking markets in California (1.4 million small to medium-sized businesses in the counties we service)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Merger between Southern California Bancorp and predecessor California BanCorp closed on July 31, 2024 and expanded footprint into Northern California; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market of Northern Los Angeles County
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 35.8% of total deposits at September 30, 2025
- Total loans held for investment of $3.0 billion at September 30, 2025, compared with $3.0 billion at June 30, 2025 and $3.2 billion at September 30, 2024
- Diverse commercial loan portfolio
- Bank's capital ratios exceed minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis on December 20, 2024; world data published by The World Bank, as of June 13, 2024.
2. Employment Development Department, State of California; data as of third quarter 2024.

California BanCorp

At a Glance

BCAL
Nasdaq

San Diego
Headquarters

$563M
Market Cap[1]

$4.1B
Assets[3]

21.1%
5-Yr Asset CAGR[4]

4
Bank Acquisitions[2]
1
Merger of Equals

$3.5B
Deposits[3]

24.9%
5-Yr Deposit CAGR[4]

Branch and LPO Footprint



Del Norte
Siskiyou
Modoc
Humboldt
Trinity
Shasta
Lassen
Tehama
Plumas
Mendocino
Glenn
Butte
Sierra
Nevada
Lake
Colusa
Yuba
Placer
Sutter
Yolo
El Dorado
Sonoma
Napa
Solano
Sacramento
Amador
Alpine
Marin
Calaveras
Tuolumne
Mono
San Francisco
Contra Costa
San Joaquin
Alameda
Stanislaus
Mariposa
San Mateo
Santa Clara
Merced
Madera
Santa Cruz
San Benito
Fresno
Inyo
Tulare
Monterey
Kings
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial



Roseville
Woodland
Windsor
Davis
Sacramento
Rancho Cordova
Santa Rosa
Sebastopol
Parkway
Elk Grove
Rohnert Park
Vacaville
Napa
Petaluma
Fairfield
Point Reyes Natl. Seashore
Novato
Vallejo
Lodi
San Rafael
Concord
Stockton
Richmond
Berkeley
San Francisco
Manteca
Daly City
Oakland
Tracy
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
30 km
20 mi
N



Los Padres National Forest
Sespe Condor Sanctuary
Victorville
Santa Paula
Santa Clarita
Ventura
Simi Valley
Burbank
Oxnard
Thousand Oaks
El Monte
Fontana
San Bernardino
Los Angeles
Ontario
Inglewood
Fullerton
Corona
Riverside
Torrance
Moreno Valley
Long Beach
Orange
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of October 24, 2025.
2. Over the past 10 years.
3. As of September 30, 2025.
4. Compound annual growth rate (CAGR) over five-year period ended September 30, 2025.

Attractive Market Position

California is the Largest Banking Market in the United States

$4.1T
California GDP[1]

4th
Largest economy in the world behind Germany and ahead of Japan[1]

40MM
2023 Population[2]

1.7MM
Small Businesses[3]

BCAL's Southern California Footprint

$1.6T
Combined GDP[1]

16th
Largest economy in the world, behind Spain and ahead of Indonesia[1]

23MM
2023 Population[2]

1.1MM
Small Businesses[3]

BCAL's Northern California Footprint

$721MM
Combined GDP[1]

21st
Largest economy in the world, behind Switzerland and ahead of Poland[1]

6MM
2023 Population[2]

>300K
Small Businesses[3]



Banks in California[4]
351
272
124
2000
2010
2024



Median California Bank Assets ($MM)
$175
$252
$1,064
2000
2010
2024

1. California data from U.S. Bureau of Economic Analysis (2025); world data from International Monetary Fund (2024).
2. U.S. Census Bureau (July 2024) and World Population Review (2025).
3. Employment Development Department, State of California (2024).
4. Data from S&P Capital IQ.

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.3 billion, or 394%, powered by a dedicated and accomplished team.



July 2018
Acquired Americas United Bank ($230MM Assets)
May 2020
Acquired CalWest Bancorp ($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
$537
$768
$1,345
$1,579
$2,260
$2,360
$4,032
$3,983
$3,954
$4,101
2018
2019
2020
2021
2022
2023
2024
1Q25
2Q25
3Q25
Assets ($MM)(1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer

Executive Chairman

Banking Experience:

> 40 Years

Steven Shelton

Chief Executive Officer

Banking Experience:

> 40 Years

Richard Hernandez

President

Banking Experience:

> 25 Years

Thomas Dolan

Chief Financial Officer, Company

Banking Experience:

> 40 Years

Michele Wirfel

Chief Operating Officer

Banking Experience:

> 30 Years

Peter Nutz

Chief Credit Officer, Bank

Banking Experience:

> 20 Years

Jean Carandang

Chief Financial Officer, Bank

Banking Experience:

> 30 Years

Manisha Merchant

Chief Legal Officer

Banking Experience:

> 25 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, are easily accessible, with good visibility and efficient operations
- Commercial offices with average deposits for all branches of $247.1 million per branch at September 30, 2025 ($3.46 billion in deposits / 14 branches)

Financial Highlights

Post 2024 Merger Our TBV and Capital Ratios Have Increased

Financial Highlights ($ in millions except per share data)	Q32025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Net Income (Loss)	$15.7	$14.1	$16.9	$16.8	$(16.5)
Diluted EPS	$0.48	$0.43	$0.52	$0.51	$(0.59)
Pre-tax, Pre-provision Income (PTPP)[1]	$21.8	$19.4	$19.9	$19.4	$0.4
Return on Average Assets	1.54%	1.45%	1.71%	1.60%	(1.82)%
Adjusted Return on Average Assets[1]	1.54%	1.45%	1.71%	1.64%	1.01%
Return on Average Common Equity	11.24%	10.50%	13.18%	13.21%	(15.28)%
Adjusted Return on Average Common Equity[1]	11.24%	10.50%	13.18%	13.57%	8.44%
Net Interest Margin	4.52%	4.61%	4.65%	4.61%	4.43%
Efficiency Ratio[1]	51.8%	56.1%	55.6%	57.4%	98.9%
Non-performing Assets/Total Assets	0.38%	0.46%	0.68%	0.76%	0.68%
Allowance for Credit Losses/Total Loans Held for Investment	1.46%	1.46%	1.57%	1.71%	1.80%

Tangible Book Value & Bank Capital Ratios	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024
Tangible Common Equity[1] ($ in millions)	$434.4	$416.3	$398.3	$377.8	$362.5
Tangible book value per common share[1]	$13.39	$12.82	$12.29	$11.71	$11.28
Tangible common equity/tangible assets[1]	10.9%	10.9%	10.3%	9.7%	8.6%
Leverage ratio	11.4%	12.1%	12.2%	11.1%	12.4%
Common equity tier 1 ratio	12.9%	13.2%	13.3%	12.4%	11.4%
Tier 1 capital ratio	12.9%	13.2%	13.3%	12.4%	11.4%
Total capital ratio	14.1%	14.3%	14.4%	13.5%	12.5%

Strategic Focus

- Dedicated to our relationship-based commercial business banking model
- Organic loan and deposit growth in footprint covering largest business banking markets in California
- Prudent underwriting with adequate reserves
- Maintaining strong liquidity position with multiple sources of readily available liquidity
- Managing capital for long-term success
- Committed to the creation of shareholder value

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Balance Sheet

($ in 000s)	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	July 31, 2024
Assets						
Cash and Cash Equivalents	$559,216	$430,137	$439,241	$388,162	$614,423	$493,088
Debt Securities	262,424	241,275	184,787	195,281	212,694	219,674
Loans Held for Sale	6,685	6,088	4,625	17,180	33,704	7,338
Loans Held for Investment	2,990,299	2,991,560	3,068,744	3,139,165	3,199,714	3,211,221
Allowance for Loan Losses	(41,292)	(41,110)	(45,839)	(50,540)	(53,552)	(53,527)
Net Loans	2,949,007	2,950,450	3,022,935	3,088,625	3,146,162	3,157,695
Goodwill and Other Intangibles	130,361	131,309	133,103	134,058	135,546	136,212
Other Assets	193,519	194,458	198,429	208,348	220,238	236,950
Total Assets	**$4,101,209**	**$3,953,717**	**$3,983,090**	**$4,031,654**	**$4,362,767**	**$4,250,957**
Liabilities						
Total Deposits	$3,459,661	$3,312,278	$3,342,503	$3,398,760	$3,740,915	$3,630,870
Subordinated Debentures	33,443	52,883	70,308	69,725	69,142	68,753
Other Liabilities	43,381	40,963	38,895	51,333	54,646	64,101
Total Liabilities	**3,536,485**	**3,406,124**	**3,451,706**	**3,519,818**	**3,864,703**	**3,763,724**
Shareholders' Equity						
Common Stock	444,132	444,365	442,934	442,469	441,684	440,724
Retained Earnings	122,644	106,960	92,861	76,008	59,236	52,259
Accumulated Other Comprehensive Loss, Net of Taxes	(2,052)	(3,732)	(4,411)	(6,641)	(2,856)	(5,750)
Total Shareholders' Equity	564,724	547,593	531,384	511,836	498,064	487,233
Total Liabilities & Shareholders' Equity	**$4,101,209**	**$3,953,717**	**$3,983,090**	**$4,031,654**	**$4,362,767**	**$4,250,957**

3Q25, 2Q25 and 3Q24 Income Statements

Income Statement ($ in 000s)	For the three months ended September 30, 2025	June 30, 2025	September 30, 2024
Interest Income			
Loans	$ 48,721	$ 49,080	$ 47,528
Securities	2,142	1,751	1,687
Other interest income	6,023	4,955	4,912
Total Interest Income	57,188	55,786	54,127
Interest Expense			
Deposits	13,561	12,940	16,160
Borrowings	1,112	1,429	1,025
Total Interest Expense	14,673	14,369	17,185
Net Interest Income	42,515	41,417	36,942
(Reversal of) provision for credit losses	(15)	(634)	22,963
Net Interest Income after (reversal of) provision for credit losses	42,530	42,051	13,979
Non-interest Income			
Service charges and fees on deposit accounts	1,099	1,178	1,136
Gain on sale of loans	-	-	8
Bank owned life insurance	883	503	398
Servicing and related income (expense) on loans	69	102	82
Other charges, fees and (losses)	617	1,073	(450)
Total Non-interest Income	2,668	2,856	1,174
Non-interest Expense			
Salaries, wages and other employee benefits	14,717	15,293	15,385
Occupancy	2,060	2,094	2,031
Merger and related expenses	-	-	14,605
Other operating	6,605	7,446	5,659
Total Non-interest Expense	23,382	24,833	37,680
Net Income (loss) Before Income Taxes	21,816	20,074	(22,527)
Income tax expense (benefit)	6,132	5,975	(6,063)
Net Income (Loss)	$ 15,684	$ 14,099	$ (16,464)

Net Interest Margin

Yield on Earning Assets
(for three months ended September 30, 2025)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$2,974,224	$48,721	6.50%
Taxable debt securities	191,922	2,142	4.43%
Tax-exempt debt securities[1]	53,092	302	2.86%
Deposits in other financial institutions	452,615	5,101	4.47%
Fed fund sold/resale agreements	29,575	315	4.23%
Restricted stock investments and other bank stock	31,702	607	7.60%
Total interest-earning assets	$3,733,130	$57,188	6.08%
Total noninterest-earning assets	308,742		
Total Assets	**$4,041,872**		

Net Interest Income for the quarter ended ($ in millions)



$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
4.70%
4.65%
4.60%
4.55%
4.50%
4.45%
4.40%
4.35%
4.30%
4.43%
4.61%
4.65%
4.61%
4.52%
$36.9
$44.5
$42.3
$41.4
$42.5
3Q24
4Q24
1Q25
2Q25
3Q25
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended September 30, 2025)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$862,250	$4,172	1.92%
Money market and savings accounts	1,194,541	7,897	2.65%
Time deposits	151,633	1,402	3.67%
Total interest-bearing deposits	2,208,424	13,561	2.44%
Borrowings:			
Subordinated debt	52,952	1,112	8.33%
Total borrowings	52,952	1,112	8.33%
Total interest-bearing liabilities	$2,261,376	$14,673	2.57%
Noninterest-bearing liabilities:			
Demand deposits	1,813,313		
Other liabilities	43,640		
Shareholders' equity	553,543		
Total Liabilities and Shareholders' Equity	**$4,041,872**		

Total cost of deposits in 3Q25 was 1.59%
Total cost of funds in 3Q25 was 1.69%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Low-Cost Core Deposits

Deposit Mix at quarter ended



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
9/30/2024: 37%, 29%, 4%, 18%, 6%, 6%
12/31/2024: 37%, 33%, 4%, 17%, 4%, 5%
3/31/2025: 39%, 34%, 4%, 18%, 5%
6/30/2025: 37%, 34%, 4%, 20%, 5%
9/30/2025: 36%, 35%, 4%, 21%, 4%
Brokered Deposits now 0%
Noninterest-bearing Demand
Money Market & Savings
Interest-bearing Checking
ICS/R&T Deposits2
Brokered Time Deposits
Time Deposits

Cost of Deposits for the quarter ended



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3Q24: 2.09%
4Q24: 1.87%
1Q25: 1.59%
2Q25: 1.59%
3Q25: 1.59%

Total Deposits at quarter ended ($MM)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
3Q24: $3,741
4Q24: $3,399
1Q25: $3,343
2Q25: $3,312
3Q25: $3,460

96.4% Core deposits[1] | 35.8% Noninterest-bearing deposits to total deposits as of September 30, 2025

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) and Reich & Tang Deposit Solutions (R&T) interest-bearing products provide customers with FDIC insurance coverage at ICS or R&T network institutions.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 9/30/2025			*($ in millions)*			
Cash	$	559.2	$	-	$	559.2
AFS Securities		209.4		18.1		191.3
FHLB		795.4		45.0		750.4
Fed DW		347.8		-		347.8
Correspondent Banks		90.5		-		90.5
Total	$	2,002.3	$	63.1	$	1,939.2



Significant Available Liquidity
$559.2
$191.3
$750.4
$347.8
$90.5
$1,939.2
Cash
AFS Securities
FHLB
Fed DW
Correspondent Banks
Total

Access to ample on-Balance Sheet (BS) and off-BS liquidity as of September 30, 2025

- On-BS Cash = $559.2 million
- Total Borrowing Capacity = $1.23 billion
- Total Available Borrowing Capacity = $1.19 billion
- Total Available Liquidity = $1.94 billion

Loan Portfolio

Total Loans [1] ($MM),
at the quarter ended



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
3Q24
4Q24
1Q25
2Q25
3Q25

Yield on Loans,
for the quarter ended



7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
6.79%
6.84%
6.61%
6.58%
6.50%
3Q24
4Q24
1Q25
2Q25
3Q25

Contractual Maturity Summary for the next 3 years as of September 30, 2025

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$138.1	4.6%	$30.1	1.0%	$ -	0.0%
1-4 family residential	25.1	0.8%	11.7	0.4%	8.1	0.3%
Multifamily	47.5	1.6%	40.8	1.4%	20.1	0.7%
Commercial real estate	135.3	4.5%	279.0	9.3%	123.9	4.1%
Commercial & industrial	281.2	9.4%	89.2	3.0%	64.2	2.1%
Others	1.2	0.0%	0.8	0.0%	-	0.0%
Total loans	$628.4	20.9%	$451.6	15.1%	$216.3	7.2%
Sponsor Finance	$ -	0.0%	$ -	0.0%	$21.7	0.7%
CRE Owner-Occupied (OO)	$46.8	1.6%	$33.2	1.1%	$41.1	1.4%
CRE Non Owner-Occupied (NOO)	$88.5	2.9%	$245.8	8.2%	$82.8	2.8%
CRE Office and Medical/Dental Office	$21.2	0.7%	$52.0	1.7%	$33.8	1.1%

Loan Repricing Summary for the next 3 years as of September 30, 2025

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$622.0	20.8%	$28.2	0.9%	$7.5	0.3%
Other Indexed Rate Loans	213.4	7.1%	286.5	9.6%	140.4	4.7%
Total Variable Rate Loans	$835.4	27.9%	$314.7	10.5%	$147.9	5.0%
Fixed Rate Loans [2]	212.0	7.1%	311.1	10.4%	134.3	4.5%
Total Loans	$1,047.4	35.0%	$625.8	20.9%	$282.2	9.5%
Multifamily	$57.4	1.9%	$47.7	1.6%	$50.2	1.7%
Sponsor Finance	$21.7	0.7%	-	0.0%	-	-
CRE Owner-Occupied (OO)	$163.2	5.4%	$113.3	3.8%	$89.7	3.0%
CRE Non Owner-Occupied (NOO)	$196.1	6.5%	$384.1	12.8%	$99.8	3.3%
CRE Office and Medical/Dental Office	$72.5	2.4%	$128.0	4.3%	$37.9	1.3%

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans are based on contractual maturity.

Diverse Loan Portfolio

Total Loan Portfolio[1], as of September 30, 2025

Commercially Focused | Relationship Based


Sponsor Finance
0.7%
Other[2] 0.8%
1-4 SFR
4.7%
Construction &
Land Dev
5.8%
Multifamily
9.9%
C&I 19.4%
Total Loans[1]
$3.00 billion
CRE [3]
58.6%
CRE - Industrial
17.1%
CRE - Retail
9.2%
CRE - Office
9.0%
CRE - Hotel 4.7%
CRE - Special Purpose, 3.9%
CRE - Medical/Dental Office 3.6%
CRE - Mixed Use 3.5%
CRE - Self Storage 3.3%
CRE - Others 1.4%
CRE - Restaurant, 1.3%

Total CRE [3] by Location[4], as of September 30, 2025


Sacramento
6%
Orange
6%
Ventura
5%
Riverside
7%
California - Bay Area
24%
Out of State
8%
Total CRE Loans
$1.76 billion
Others
10%
San Diego
11%
Los Angeles
23%

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans. CRE OO and CRE NOO represents 21.3% and 37.3%, respectively, of total loan portfolio.
4. All location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV[2], as of September 30, 2025



> 70%
5%
>65% to 70%
7%
>60% to 65%
9%
>55% to 60%
13%
>50% to 55%
12%
< 50%
54%

($ in millions)	No. of Loans	Balance 1,3	Average Loan Size	Weighted Avg. LTV 2
CRE – Industrial	278	$513.7	1.8	50%
CRE – Office	132	$270.7	$2.1	51%
CRE – Retail	166	$276.4	$1.7	47%
CRE – Special Purpose	54	$117.0	$2.2	41%
CRE – Med/Dental Office	104	$108.1	$1.0	50%
CRE – Self Storage	15	$98.1	$6.5	47%
CRE – Restaurant	31	$40.1	$1.3	44%
CRE – Hotel	18	$141.9	$7.9	43%
CRE – Mixed Use	41	$104.3	$2.5	45%
CRE – Other[4]	34	$89.4	$2.6	56%
Total CRE	873	$1,759.7	$2.0	48%

CRE NOO vs CRE OO by Property Type, as of September 30, 2025



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Restaurant, 2.8%
CRE - Special Purpose, 3.7%
CRE - Med/Dental Office, 3.9%
CRE - Mixed Use, 8.4%
CRE - Self Storage, 8.7%
CRE - Hotel, 12.7%
CRE - Office, 19.1%
CRE - Industrial, 19.2%
CRE - Retail, 20.7%
CRE - Restaurant, 1.4%
CRE - Special Purpose, 11.8%
CRE - Med/Dental Office, 10.0%
CRE - Mixed Use, 1.7%
CRE - Office, 8.9%
CRE - Industrial, 46.7%
CRE - Retail, 6.8%
CRE NOO - $1.12 B
CRE OO - $638.1 MM

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of September 30, 2025, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of September 30, 2025.
4. CRE – Other includes gas station and retirement properties.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of September 30, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	42	$10.3	$0.2	40%
$0.5 - < $2	56	$49.9	$0.9	46%
$2 - < $5	20	$59.7	$3.0	49%
$5 - < $10	7	$45.2	$6.5	60%
$10 - < $20	5	$60.8	$12.2	48%
≥ $20	2	$44.8	$22.4	58%
CRE – Office	**132**	**$270.7**	**$2.1**	**51%**

CRE Medical/Dental Office Distribution by LTV[1], as of September 30, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	43	$11.6	$0.3	47%
$0.5 - < $2	46	$42.0	$0.9	50%
$2 - < $5	12	$32.4	$2.7	57%
$5 - < $10	3	$22.1	$7.4	41%
CRE – Medical/Dental Office	**104**	**$108.1**	**$1.0**	**50%**

CRE Office and Medical/Dental Office by Location [3], as of September 30, 2025



California - Bay Area 28.2%
Los Angeles 26.0%
Sacramento 14.7%
Santa Barbara 8.7%
Ventura 6.3%
San Diego 6.2%
Others 4.8%
Out of State, 2.8%
Orange, 2.3%

1. Weighted average LTV is based on current loan balance as of September 30, 2025, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of September 30, 2025.
3. All location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Multifamily Loans

Multifamily Loans Distribution by LTV[1], as of September 30, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	24	$6.5	$0.3	34%
$0.5 - < $2	40	$49.9	$1.2	49%
$2 - < $5	26	$79.2	$3.0	56%
$5 - < $10	10	$71.4	$7.1	58%
$10 - < $20	4	$55.5	$13.9	61%
≥ $20	1	$35.0	$35.0	56%
Multifamily Loans	**105**	**$297.5**	**$2.8**	**56%**

Multifamily Loans by Location[3], as of September 30, 2025



California - Bay Area, 7.4%
Out of State, 7.5%
San Diego, 11.8%
Placer, 14.1%
Los Angeles, 53.3%
Others, 5.9%

At September 30, 2025:

- Total multifamily loans were $297.5 million, or 9.9% of total loans, including loans held for sale
- Unfunded loan commitments were $3.0 million, or 0.3 % of total unfunded loan commitments
- 64% are fixed rate loans and 36% are variable rate loans
- No past due multifamily loans and no nonperforming loans

1. Weighted average LTV is based on current loan balance as of September 30, 2025, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of September 30, 2025.
3. All location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual [2]	Total
	September 30, 2025						
Construction and Land Development	$ 144,197	$ 14,979	$ 74	$ -	$ -	$ 13,497	$ 172,747
Real Estate - Other:							
1-4 Family Residential	139,079	-	2,692	-	-	-	141,771
Multifamily Residential	286,495	10,958	-	-	-	-	297,453
Commercial Real Estate and Other	1,684,166	59,230	17,262	-	-	83	1,760,741
Commercial and Industrial	509,200	13,249	48,903	-	-	2,020	573,372
Sponsor Finance	21,713	-	-	-	-	-	21,713
Consumer	22,373	-	129	-	-	-	22,502
Total loans held for investment	**$ 2,807,223**	**$ 98,416**	**$ 69,060**	**$ -**	**$ -**	**$ 15,600**	**$ 2,990,299**

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual [2]	Total
	June 30, 2025						
Construction and Land Development	$ 155,680	$ 14,328	$ 77	$ -	$ -	$ 14,659	$ 184,744
Real Estate - Other:							
1-4 Family Residential	137,157	-	2,698	-	-	-	139,855
Multifamily Residential	255,394	3,001	-	-	-	-	258,395
Commercial Real Estate and Other	1,718,624	40,757	16,854	-	-	1,705	1,777,940
Commercial and Industrial	523,932	4,878	34,244	-	-	1,990	565,044
Sponsor Finance	31,516	2,300	8,976	-	-	-	42,792
Consumer	22,537	-	253	-	-	-	22,790
Total loans held for investment	**$ 2,844,840**	**$ 65,264**	**$ 63,102**	**$ -**	**$ -**	**$ 18,354**	**$ 2,991,560**

1. Represents substandard accruing loans. Excludes non-accrual loans.
2. All nonaccrual loans are risk rated substandard.

Credit Profile

Adequate Reserves

($000)	3Q24	4Q24	1Q25	2Q25	3Q25
Nonaccrual Loans					
1-4 Family	$2,895	$2,895	$ -	$ -	$ -
CRE & Multifamily	9,432	8,915	1,763	1,705	83
Construction and Land Development	9,105	9,659	14,659	14,659	13,497
Consumer	-	-	-	-	-
Commercial	4,002	4,917	6,358	1,990	2,020
Total Nonaccrual	**$25,661**	**$26,386**	**$22,780**	**$18,354**	**$15,600**
Accruing Loans past due 90 days or more	37	150	45	-	-
Total Nonperforming Loans	**$25,698**	**$26,536**	**$22,825**	**$18,354**	**$15,600**
Other Real Estate Owned	**4,083**	**4,083**	**4,083**	**-**	**-**
Total Nonperforming Assets	**$29,781**	**$30,619**	**$26,908**	**$18,354**	**$15,600**

At September 30, 2025:

- Total non-performing assets (NPAs) decreased 15% from the prior quarter to $15.6 million and now represent 0.38% of total assets.
- Nonaccrual loans included 5 purchased credit deteriorated ("PCD") loans with a total net amortized cost of $2.0 million at September 30, 2025, in connection with the 2024 merger.
- During the third quarter of 2025, one nonaccrual PCD loan was paid off in full, resulting in a full recovery of $269 thousand. One C&I loan with net amortized cost of $39 thousand was downgraded to nonaccrual status.

NPAs / Assets



0.80%
0.60%
0.40%
0.20%
0.00%
0.68%
0.76%
0.68%
0.46%
0.38%
3Q24
4Q24
1Q25
2Q25
3Q25

ALL/ Total Loans Held for Investment



1.90%
1.70%
1.50%
1.30%
1.10%
0.90%
1.67%
1.61%
1.49%
1.37%
1.38%
3Q24
4Q24
1Q25
2Q25
3Q25

Allowance for Credit Losses – Loans as of and for the Three Months Ended September 30, 2025



$221 thousand provision breakdown
1.37%[1] At June 30, 2025
1.38%[1] At September 30, 2025
$41,110K
($39K)
$39K
$1,489K
($965K)
($333K)
($587K)
$373K
$205K
$41,292K
prior_total_reserve
Net_Chargeoff
Net_Chargeoff_Refill
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
Reserve_for_Individually_Evaluated_Loans
Change_in_Unallocated
current_total_reserve

- During the third quarter of 2025, the provision for credit losses for loans held for investment was $221 thousand. The increase was driven primarily by the changes in the reasonable and supportable forecast, primarily related to the changes in economic outlook for California and annual update of the regression model, partially offset by changes in composition and mix of the portfolio, and changes in qualitative factors.
- Total net charge-offs were $39 thousand in the third quarter of 2025, which consisted of $323 thousand of gross charge-offs and $284 thousand of gross recoveries.
- At September 30, 2025, allowance for credit losses ("ACL") was $43.6 million, or 1.46% of total loans held for investment.
- At September 30, 2025, ACL was comprised of allowance for loan losses (ALL) of $41.3 million, or 1.38% of total loans held for investment, and reserve for unfunded loan commitments of $2.3 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) for the quarter ended:



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
98.9%
$14.6
60.5%
$23.1
$0.6
57.4%
56.0%
$25.5
55.6%
$24.9
56.1%
$24.8
51.8%
$23.4
3Q24
4Q24
1Q25
2Q25
3Q25
Noninterest expense
Merger expense
Efficiency ratio 1
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:



50
45
40
35
30
25
20
15
10
5
0
$38.1
$45.5
$44.8
$44.3
$45.2
3Q24
4Q24
1Q25
2Q25
3Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income (Loss)[3] ($MM)



$20.0
$10.0
$0.0
($10.0)
($20.0)
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
3Q24
4Q24
1Q25
2Q25
3Q25
($16.5)
-1.82%
$16.8
1.60%
$16.9
1.71%
$14.1
1.45%
$15.7
1.54%
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]



$14.00
$13.00
$12.00
$11.00
$10.00
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
3Q24
4Q24
1Q25
2Q25
3Q25
$11.28
-20.21%
$11.71
18.04%
$12.29
17.75%
$12.82
13.94%
$13.39
14.72%
TBVPS
ROATCE 1

Pre-Tax Pre-Provision Income[1,3] ($MM)



$0.4
$19.4
$19.9
$19.4
$21.8
3Q24
4Q24
1Q25
2Q25
3Q25

Diluted Earnings (Loss) Per Share[3]



3Q24
4Q24
1Q25
2Q25
3Q25
($0.59)
$0.51
$0.52
$0.43
$0.48

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]



8.6%
9.7%
10.3%
10.9%
10.9%
3Q24
4Q24
1Q25
2Q25
3Q25

Tier 1 Ratio[2,3]



11.4%
12.4%
13.3%
13.2%
12.9%
3Q24
4Q24
1Q25
2Q25
3Q25

Total Risk-Based Capital Ratio[2,3]



12.5%
13.5%
14.4%
14.3%
14.1%
3Q24
4Q24
1Q25
2Q25
3Q25

Leverage Ratio[2,3]



12.4%
11.1%
12.2%
12.1%
11.4%
3Q24
4Q24
1Q25
2Q25
3Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended				
All dollars in thousands	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Net Interest Income	$36,942	$44,541	$42,255	$41,417	$42,515
Noninterest Income	1,174	1,004	2,566	2,856	2,668
Total Net Interest Income and Noninterest Income	38,116	45,545	44,821	44,273	45,183
(Deduct): Noninterest expense	37,680	26,125	24,920	24,833	23,382
Pre-Tax, Pre-Provision Net Income (non-GAAP)	$436	$19,420	$19,901	$19,440	$21,801
Add: Merger and Related Expenses	14,605	643	-	-	-
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	$15,041	$20,063	$19,901	$19,440	$21,801
Average Assets	$3,593,157	$4,168,747	$3,999,509	3,905,279	4,041,872
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	0.05%	1.85%	2.02%	2.00%	2.14%

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended				
All dollars in thousands	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Noninterest Expense	$37,680	$26,125	$24,920	$24,833	$23,382
Deduct: Merger and Related Expenses	14,605	643	-	-	-
Adjusted Noninterest Expense (non-GAAP)	$23,075	$25,482	$24,920	$24,833	$23,382
Net Interest Income	36,942	44,541	42,255	41,417	42,515
Plus: Total Noninterest Income	1,174	1,004	2,566	2,856	2,668
Total Revenue	$38,116	$45,545	$44,821	$44,273	$45,183
Efficiency Ratio (non-GAAP)	98.9%	57.36%	55.60%	56.09%	51.75%
Adjusted Efficiency Ratio (non-GAAP)	60.5%	55.95%	55.60%	56.09%	51.75%

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Total Stockholders' Equity	$498,064	$511,836	$531,384	$547,593	$564,724
Less: Intangible Assets	135,546	134,058	133,103	131,309	130,361
Tangible Common Equity (non-GAAP)	**$362,518**	**$377,778**	**$398,281**	**$416,284**	**$434,363**
Add: Accumulated Other Comprehensive Loss (“AOCL”)	2,856	6,641	4,411	3,732	2,052
Tangible Common Equity Without AOCL (non-GAAP)	**$365,374**	**$384,419**	**$393,870**	**$412,552**	**$432,311**
Total Assets	$4,362,767	$4,031,654	$3,983,090	$3,953,717	$4,101,209
Less: Intangible Assets	135,546	134,058	133,103	131,309	130,361
Tangible Assets (non-GAAP)	**$4,227,221**	**$3,897,596**	**$3,849,987**	**$3,822,408**	**$3,970,848**
Tangible Common Equity Ratio (non-GAAP)	**8.58%**	**9.69%**	**10.34%**	**10.89%**	**10.94%**
Basic Shares Outstanding	32,142,427	32,265,935	32,402,140	32,463,311	32,443,056
Book Value per Share	$15.50	$15.86	$16.40	$16.87	$17.41
Less: Intangible Book Value per Share	$4.22	$4.15	$4.11	$4.05	$4.02
Tangible Book Value per Share (non-GAAP)	**$11.28**	**$11.71**	**$12.29**	**$12.82**	**$13.39**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended				
All dollars in thousands	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Net Income (Loss)	$(16,464)	$16,772	$16,853	$14,099	$15,684
Add: After-tax Day1 Provision for Non-PCD loans and Unfunded Loan Commitments[1]	14,978	-	-	-	-
Add: After-tax Merger and Related Expenses [1]	10,576	453	-	-	-
Adjusted Net Income (non-GAAP)	$9,090	$17,225	$16,853	$14,099	$15,684
Average Assets	$3,593,157	$4,168,747	$3,999,509	$3,905,279	$4,041,872
Average Shareholders' Equity	428,558	504,909	518,543	538,378	553,543
Less: Average Intangible Assets	104,409	135,064	133,567	132,600	130,825
Average tangible common equity (non-GAAP)	$324,149	$369,845	$384,976	$405,778	$422,718
Return on Average Assets	(1.82)%	1.60%	1.71%	1.45%	1.54%
Adjusted Return on Average Assets (non-GAAP)	1.01%	1.64%	1.71%	1.45%	1.54%
Return on Average Equity	(15.28)%	13.21%	13.18%	10.50%	11.24%
Adjusted Return on Average Equity (non-GAAP)	8.44%	13.57%	13.18%	10.50%	11.24%
Return on Average Tangible Common Equity (non-GAAP)	(20.21)%	18.04%	17.75%	13.94%	14.72%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	11.16%	18.53%	17.75%	13.94%	14.72%

1. After-tax Day 1 provision for non-PCD loans, unfunded loan commitments and merger and related expenses are presented using a 29.56% tax rate.

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